UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: December 14, 2016
(Date of earliest event reported)
Forbes Energy Services Ltd.
(Exact Name of Registrant as Specified in Its Charter)

Texas	001-35281	98-0581100
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3000 South Business Highway 281 Alice, Texas		78332
(Address of Principal Executive Offices)		(Zip Code)
(361) 664-0549

(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01 – Entry into a Material Definitive Agreement

On December 14, 2016, Forbes Energy Services Ltd., or the Company, and its domestic subsidiaries, or the Subsidiaries, entered into Amendment No. 5 to the Forbearance Agreement, or the Amendment, to amend the Forbearance Agreement dated as of July 15, 2016, as amended previously, the Forbearance Agreement, by and among the Company, the Subsidiaries and certain holders of over a majority of the Company’s 9% senior notes due 2019, or the Forbearing Holders. The Amendment extends the forbearance period under the Forbearance Agreement until the earlier to occur of (i) 11:59 p.m. Central Time on December 23, 2016 and (ii) certain other specified events under the terms of the Forbearance Agreement, including the termination of the Loan Forbearance Agreement (as defined below). The Company and the Subsidiaries remain in active discussions with the Forbearing Holders, Agent (as defined below) and the Lenders (as defined below) with respect to a proposed financial restructuring of the Company.
The term “Loan Forbearance Agreement” means the forbearance agreement previously entered into and related to the Company’s loan agreement with Regions Bank, as Agent, and the lenders party thereto, or the Lenders, whereby Agent and the Lenders agreed to forbear through December 28, 2016 from exercising default remedies or accelerating any indebtedness under such loan agreement resulting from the Company’s failure to make its semi-annual interest payment due on June 15, 2016 on the 9% senior notes due 2019.
The foregoing description is a summary and is qualified in its entirety by reference to the Amendment. The form of the Amendment executed and delivered is attached hereto as Exhibit 10.1 and is hereby incorporated by reference. The text of the Forbearance Agreement was filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2016 filed on August 15, 2016, the text of Amendment No. 1 to the Forbearance Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on September 16, 2016, the text of Amendment No. 2 to the Forbearance Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 18, 2016, the text of Amendment No. 3 to the Forbearance Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on November 17, 2016 and the text of Amendment No. 4 to the Forbearance Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 1, 2016, each of which is also hereby incorporated by reference.

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits.
	10.1*	Amendment No. 5 to the Forbearance Agreement dated as of December 14, 2016.
	10.2	Amendment No. 4 to the Forbearance Agreement dated as of November 30, 2016 (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed December 1, 2016).
	10.3	Amendment No. 3 to the Forbearance Agreement dated as of November 15, 2016 (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed November 17, 2016).
	10.4	Amendment No. 2 to the Forbearance Agreement dated as of October 14, 2016 (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed October 18, 2016).
	10.5	Amendment No. 1 to the Forbearance Agreement dated as of September 13, 2016 (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed September 16, 2016).
	10.6	Forbearance Agreement dated as of July 15, 2016 (incorporated by reference to Exhibit 10.2 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2016 filed August 15, 2016).
*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Forbes Energy Services Ltd.

Date: December 16, 2016	By: /s/ L. Melvin Cooper
L. Melvin Cooper
Senior Vice President and Chief Financial Officer